As filed with the Securities and Exchange Commission on April 30, 2009
File No. 002-81956
811-03627
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	35	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	35	[X]

Greenspring Fund, Incorporated
(Exact Name of Registrant as Specified in Charter)

2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093-4641
(Address of Principal Executive Offices)

(410) 823-5353
(Registrant's Telephone Number, including Area Code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093-4641
(Name and address of Agent for Service)

Copies To:
R. Darrell Mounts
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
(202) 778-9000

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on May 1, 2009 pursuant to Rule 485(b).
[ ]	on May 1, 2009 pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE: This Post-Effective Amendment No. 35 to the Registration Statement of Greenspring Fund, Inc. is being filed to incorporate any comments made by the Staff on Post-Effective Amendment No. 34 and to update any missing information, including financial information, and to file updated exhibits to the Registration Statement.

Trading Symbol:  (GRSPX)

Prospectus

May 1, 2009

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Please find the Fund’s Privacy Notice inside the back cover of this Prospectus.

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Summary Section

Investment Objectives.  The Fund’s investment objective is long-term capital appreciation through a total return approach to investing.  Income is an important, but secondary, factor.

Fund Fees and Expenses. The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.  The expenses below are based on actual expenses incurred for the fiscal year ended December 31, 2008.

Shareholder Fees (fees paid directly from your investment):
Redemption Fee (as a percentage of amount redeemed)(1)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.31%
Acquired Fund Fees and Expenses(2)	0.12%
Total Annual Fund Operating Expenses	1.18%

(1)     The redemption fee applies only to those shares that you have held for 60 days or less.
(2)     Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of this Prospectus because Acquired Fund Fees and Expenses are not required to be included in the calculation of the Fund’s expenses as shown in its audited financial statements.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Assume that:
•  You invest $10,000 in the Fund for the periods indicated;
•  You redeem in full at the end of each of the periods indicated;
•  Your investment has a 5% return each year;
•  The Fund’s operating expenses remain the same each year; and
•   All dividends and other distributions are reinvested.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.11% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests in stocks its investment adviser believes are undervalued at the time of purchase and fixed income investments, including corporate, convertible, and high yield bonds (commonly referred to as below investment grade bonds), that have the potential to provide both capital appreciation and income.  The Fund invests primarily in securities of U.S. issuers, but may invest in securities of foreign issuers.  The Fund may invest in companies of any market capitalization that its investment adviser believes are undervalued relative to the company’s peers or the securities market in general and provide an attractive risk/reward value.  The investment adviser utilizes a bottom up approach whereby it researches individual companies regardless of the industry.  As a result, the size of the Fund’s cash reserves may reflect the Fund’s ability to find securities that meet its investment strategies rather than the market outlook.  The Fund may also invest in companies in the process of financial restructurings or liquidations.  The Fund’s investment style is typically referred to as a “value” investing approach.

Principal Investment Risks.  The risks associated with an investment in the Fund can increase during times of significant market volatility.  The principal risks of the Fund include:
•	There is a risk that you could lose all or a portion of your investment in the Fund.
•
Although the Fund invests in companies it considers undervalued relative to their peers or the general stock market, there is a risk that these securities may decline or may not reach what the investment adviser believes are their full value.

•	Common stocks generally fluctuate in value more than bonds, and may decline in value over short or over extended periods.

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•
The Fund may invest in small and medium capitalization securities that tend to be more volatile and less liquid than large capitalization securities, which can negatively affect the Fund’s ability to purchase or sell these securities.

•	Interest rate risk is the chance that interest rates may rise, causing bond prices to fall.
•	Credit risk is the risk that an issuer will not make timely payments of principal and interest.
•
Bonds rated below investment grade, commonly referred to as “junk bonds,” involve greater credit risk and are more sensitive to economic conditions and individual corporate developments than those of higher-rated securities, which may adversely affect their value.

Performance. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance as well as a more narrowly based index that reflects the market sectors in which the Fund invests.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return as of December 31

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Best and Worst Performing Quarters
During the Last 10 Years

	Quarter/Year	Total Return
Best	December 31, 2003	12.76%
Worst	September 30, 2002	-13.46%

Average Annual Total Returns
(For the periods ended December 31, 2008)
	1 Year	5 Years	10 Years	Since Inception (July 1, 1983)
Return Before Taxes	-11.72%	3.87%	6.93%	9.96%
Return After Taxes on Distributions(1)	-12.32%	2.91%	5.35%	7.45%
Return After Taxes on Distributions andSale of Fund Shares(1)	-7.48%(2)	2.89%	5.08%	7.24%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	-37.31%	-1.95%	-0.80%	9.18%
Lipper Flexible Portfolio Index (reflects no deduction for fees, expenses, or taxes)	-30.02%	0.14%	0.68%	N/A

(1)      After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  The Fund’s returns assume the reinvestment of dividends and capital gain distributions, if any.
(2)      The return after taxes on distributions and sale of fund shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Updated Performance Information .  To obtain updated performance information please visit the Fund’s website at www.greenspringfund.com or call (800) 366-3863.

Investment Adviser.  Corbyn Investment Management, Inc. (“Corbyn”) is the Fund’s investment adviser.

Portfolio Manager.  Charles vK. Carlson, CFA, has been the portfolio manager of the Fund since January 1987.  He is also President and Managing Director of Corbyn.

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Purchase and Sale of Fund Shares. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Type of Account	Minimum Initial Investment	Subsequent Investment
Individual/Joint	$2,000	$100
Trust/Corporate/Partnership/Other	$2,000	$100
Gift/Transfer to Minor	$1,000	$100
Automatic Investment Plan	$1,000	$100
Systematic Withdrawal Plan	$10,000	$100
Traditional/Roth/Simple/SEP IRA	$1,000	$100
Coverdell Education Savings Account	$1,000	$100

Investors may purchase or redeem Fund shares on any business day by written request, wire transfer, telephone, or through a financial intermediary. You may conduct transactions by mail (Greenspring Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire, or by telephone at (800) 576-7498.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.  You may also purchase additional Fund shares online at www.greenspringfund.com; however, online redemptions are not permitted.

Tax Information.   The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objectives .    The Fund’s investment objective is long-term capital appreciation through a total return approach to investing.  Income is an important, but secondary, factor.  The Fund’s investment objectives can be changed without shareholder approval, although you will be notified prior to any material changes.

Principal Investment Strategies.  The Fund uses a research-intensive style of analysis in which Corbyn searches the investment universe for undervalued or inefficiently priced securities.  Ideally, as these securities become more “correctly” valued by the investment community, they will provide the Fund with positive returns.  The Fund may purchase relatively large positions in securities that Corbyn believes are significantly undervalued.
•
Value-oriented Equity Securities.   The Fund employs a strong value investing approach in selecting the securities it purchases.  Value investing generally emphasizes securities of companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities.  The Fund’s equity investments are usually in stocks that trade at prices that Corbyn believes represent discounts to (1) historical valuations, (2) the market valuations of peers, (3) the valuations of the market as a whole, and/or (4) the company’s value as a private company.  In researching investments, Corbyn focuses on the following factors:

•
Past and expected profitability trends.  Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting recurring capital expenditures).  A company’s generation of “free” cash flow can be used to expand or finance operations.  Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, or dividend increases.

•
Financial strength.  Companies that are more concerned with managing their balance sheets and meeting debt obligations are less likely to be successful investments than those that are well-capitalized and whose managements focus on growth opportunities.

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~~•~~
Management capability.  The Fund tries to invest in companies whose management teams have historically acted in the shareholders’ best interests and have managed their companies with the goal of improving shareholder value.  Often, these management teams have a significant investment in their company’s stock, thus aligning their interests with those of the company’s shareholders.

•	Fixed Income Investments. The Fund usually invests a portion of its portfolio in bonds, including convertible bonds.
•
Bonds are rated by credit agencies as to their credit quality.  The Fund does not limit its investment in bonds to any certain rating category and may invest in bonds that are below investment grade, including those that are in default at the time of purchase.

•
The addition of fixed income securities to the Fund’s portfolio can add significantly to the total return characteristics of its performance.  The performance of bonds can, at times, differ from that of the equities in the Fund’s portfolio, thus helping to temper the volatility of the portfolio.

•
The Fund’s investment in bonds may include convertible bonds.  Such convertible bonds may be “busted,” meaning that the ability of these securities to convert into common stock has been made relatively unimportant by a stock decline, yet Corbyn believes they have significant value as yield-to-maturity-oriented bond investments.  These securities are often of shorter-than-average maturity (which results in less interest rate volatility) and carry yields-to-maturity that are superior to other securities of similar credit quality.

Other Investments.   If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in short-term money market instruments, which should reduce downside volatility during periods of market weakness but may cause the Fund not to achieve its investment objectives. Other investment practices are detailed in the Fund’s Statement of Additional Information (“SAI”).

The Fund may sell securities from its portfolio to secure gains, limit losses, or pursue other investment opportunities.

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Principal Investment Risks.  You may encounter the following risks by investing in the Fund:
•	General Risks
•	There is a risk that you could lose all or a portion of your investment in the Fund.
•
Value investing may be out of favor. Value stocks may remain undervalued during a given period.  This may happen because value stocks, as a category, lose favor with investors compared to growth stocks.

•	Industry sectors may be out of favor. Industries may not benefit from changing market or economic conditions as anticipated.
•	The Fund may be unable to sell an investment quickly without a substantial price concession.
•	The stock market may drop.
•	Stock Risks
•
To the extent that the Fund emphasizes a particular market capitalization, it takes on the associated risks.  Small and mid capitalization stocks tend to be more volatile than large capitalization stocks.  At any given time, any one of these market capitalizations may be out of favor with investors.  If the Fund emphasizes that market capitalization, it could perform worse than certain other funds.

•
Stock prices may fall in response to many factors including general economic conditions, interest rates, investor perceptions, market liquidity, and actual or anticipated unfavorable earnings of the issuer.

•	Large holdings in a relatively small number of securities with disappointing performance will adversely affect the Fund’s performance more so than would be the case with a more diversified fund.
•
When financial markets experience periods of extreme stress, unusual and extreme volatility may occur in the equity markets and in the prices of individual stocks.  As a result, the prices of stocks of individual companies may be negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  Such market conditions could add significantly to the risk of short term volatility of the Fund.

•	Bond Risks
•	Interest rates may rise, causing bond prices to fall. Bonds with longer maturities are typically more vulnerable to interest rate risk than those with shorter maturities.
•	The issuer may default on principal and/or interest payments; this is referred to as credit risk.
•	The Fund may experience difficulty selling a bond because of a thin trading market.

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•	Large bond holdings may adversely affect the Fund’s ability to participate in a rapidly rising stock market.
•	Convertible securities may offer lower yields than non-convertible securities of similar quality.
•	The value of convertible securities fluctuates in relation to changes in interest rates and the underlying common stock.
•	High Yield Bond Risks
•	Prices and yields may be more volatile than higher-rated securities.
•	High yield bonds, or bonds that are below investment grade, involve greater credit risk and are considered speculative with respect to an issuer’s capacity to pay interest and repay principal.
•	Deteriorating economic conditions or rising interest rates may weaken the issuer’s ability to pay interest and repay principal more so than issuers of higher-rated securities.
•	High yield bonds may be less liquid than bonds that are higher-rated.
•	Other Risks
•	Large positions in short-term money market instruments may adversely affect the Fund’s ability to participate in a rapidly rising stock or bond market.

Portfolio Holdings Disclosure.  A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI, which is available on the Fund’s website at www.greenspringfund.com.

Management

Investment Adviser.  Corbyn is the Fund’s investment adviser.  Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is a registered investment adviser providing investment management services for clients since 1973.  Subject to the oversight of the Fund’s Board of Directors, Corbyn places orders to purchase and sell securities, and provides the Fund with a program of investment management.

A discussion regarding the basis for the Board of Directors’ approval of the Fund’s Investment Advisory Agreement with Corbyn is available in the Fund’s most recent Semi-Annual Report to shareholders for the six month period ended June 30, 2008.

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For its advisory services to the Fund, Corbyn is entitled to receive a management fee payable monthly and calculated at an annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 and $500 million, and 0.65% of average daily net assets in excess of $500 million.  For the fiscal year ended December 31, 2008, the Fund paid Corbyn a management fee of 0.75% of its average daily net assets. Corbyn also receives a monthly fee for providing certain administrative services to the Fund.

Portfolio Management.  Charles vK. Carlson, CFA, has been the portfolio manager of the Fund since January 1987.  He is also President and Managing Director of Corbyn.  Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy.  He has been a CFA charterholder since 1986.  The SAI provides additional information about Mr. Carlson’s compensation, other accounts managed, and ownership of Fund shares.

Pricing of Fund Shares

Determination of the Fund's Share Price. The Fund calculates its share price (commonly referred to as NAV) by subtracting its total liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The Fund values its portfolio of equity securities using price quotes from the principal market in which the securities trade.  Equity securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources Corbyn deems appropriate.

Debt securities generally trade in the over-the-counter market.  Debt securities are valued by using quotations supplied by bond dealers who make markets in such securities or by an independent pricing service, which may use valuation models that consider the yield or price of bonds of similar quality, maturity and coupon.

Securities for which market quotations are not readily available or for which the available quotations do not appear to reflect the current value of the securities, are valued at fair value as determined in good faith by Corbyn under the direction of the Board of Directors.  In determining fair value, Corbyn, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available.  These factors are subject to change over time and are reviewed periodically.  The values assigned to fair value investments are subjective judgments based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments.  Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.

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If the Fund invests in an open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the value of that investment is based upon the NAV of that investment company.  The prospectus for any such investment company explains the circumstances under which that company will use fair value pricing and the effects of using fair value pricing.

The Fund values short-term investments at amortized cost, which approximates fair market value.  The value of securities that mature, or have an announced call within 60 days may be valued at market value.

The Fund calculates its NAV as of the close of trading (normally 4:00 p.m. Eastern time, unless the NYSE closes early) each day the NYSE is open for business.  The Fund will not calculate its share price on a day the NYSE is closed.

The Fund’s NAV is available on the home page of the Fund’s website, www.greenspringfund.com.  You can also call U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), at (800) 576-7498 and listen to the daily recording.

Price at Which a Transaction is Effected. The Fund must receive your order in good form before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time, unless the NYSE closes early) for you to receive that day’s closing NAV.  Orders in “good form” must include all applicable information to process a transaction including the shareholder’s name and account number.  If the Fund receives your order after the close of regular trading on the NYSE, you will receive the next trading day’s closing NAV.

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Purchase of Fund Shares

The Fund offers the following types of accounts:

Type of Account	Minimum Initial Investment
Individual/Joint	$2,000
Trust/Corporate/Partnership/Other	$2,000
Gift/Transfer to Minor	$1,000
Automatic Investment Plan	$1,000
Systematic Withdrawal Plan	$10,000
Traditional/Roth/Simple/SEP IRA	$1,000
Coverdell Education Savings Account	$1,000

Opening an Account
•	Regular Account. Please complete and sign a New Account Application and mail with a check payable to the Greenspring Fund to:

Regular Mail	Overnight
Greenspring Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Greenspring Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  All checks must be in U.S. dollars drawn on a domestic bank.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  The Fund reserves the right to reject any application for any reason.

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•
Automatic Investment Plan.  The Fund offers an Automatic Investment Plan whereby investments in the Fund may be effected automatically, on a monthly basis.  To participate in this plan, please fill out the Automatic Investment Plan section on the New Account Application and mail it to the Transfer Agent.  The Transfer Agent will deduct a predetermined amount (minimum of $100) from your bank account.  You will receive a confirmation reflecting this purchase and your bank account will reflect the charge.  Please verify that your bank is able to accept Automated Clearing House (“ACH”) transactions and/or is a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.  Your first automatic investment normally becomes active within 15 business days after we receive your New Account Application.

•
IRA. Please complete and sign an IRA Application and mail with a check payable to “Greenspring Fund.”  To transfer the assets in an existing IRA to shares of the Fund to be held in a Fund IRA or to transfer or roll over funds from an employer-sponsored plan such as a 401(k), complete a Transfer of Assets/Direct Rollover Form in addition to the IRA Application.

•
Coverdell Education Savings Account.  Please complete and sign a Coverdell Education Savings Account (“Coverdell ESA”) Application and mail with a check payable to “Greenspring Fund.”  To transfer the assets in an existing Coverdell ESA to shares of the Fund to be held in a Fund Coverdell ESA, complete a Transfer of Assets Form in addition to the Coverdell ESA Application.

•
By Wire. To open an account by wire, a completed New Account Application is required before your wire can be accepted.  You can send your New Account Application through the mail or by overnight delivery.  Upon receipt of your completed New Account Application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include the name of the Fund, your account number, and your name so that your wire can be correctly applied.  Your bank should transmit funds by wire to:

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U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:  Greenspring Fund
(Your name)
(Your account number)

Before sending your wire, please contact the Transfer Agent to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from your bank or Federal Reserve Wire system, or from incomplete wiring instructions.

Customer Identification Program. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.  As a result, the Fund must obtain the following information for each person that opens a new account:
•	Name;
•	Date of Birth (for individuals);
•	Residential or business street address; and
•	Social security number or other taxpayer identification number.

Mailing addresses containing only a P.O. Box will not be accepted.

If you are unable to provide the requested information, the Fund is unable to contact you within an appropriate period of time, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and your investment will be returned to you.

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After your account is opened, the Fund is required to take steps to verify your identification.  These actions may include checking your identifying information against various databases.  If the Fund is unable to verify your identity from the information you provide, you may be restricted from making future purchases or your account may be closed.

Additional Investments. You can purchase additional shares through the following methods:
•	By Mail. You can mail a check (minimum of $100), payable to the Greenspring Fund, together with:
•	The detachable investment slip from your account statement; or
•	A letter indicating the amount of your purchase, your account number, and the name in which your account is registered.
•	By Wire. You can also wire funds as described above. We may reject any purchase of additional shares below $100.
•
By Telephone.  Investors may purchase additional shares on-demand, by calling (800) 576-7498.  If elected on your account application, telephone orders will be accepted in amounts of $100 or more via electronic funds transfer from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the NAV next calculated on the day of your purchase order.  To add telephone transactions to your account, please contact the Transfer Agent.

During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close if you wish to purchase shares at the NAV calculated on the day of your purchase order.  If you are unable to contact the Fund by telephone, you may make your purchase request in writing.  Once a telephone transaction has been placed, it cannot be cancelled or modified.
•
By Internet.  After your account is established, you may set up a PIN number by logging onto www.greenspringfund.com or by calling (800) 576-7498.  This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network.  Please make sure that your account is set up with bank account instructions and that your bank is an ACH member.  You must have authorized telephone transactions in order to complete internet transactions. Your shares will be purchased at the NAV next calculated on the day of your purchase order.

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Confirmation of Transactions.  You will receive a confirmation for each transaction made.  The confirmation shows the date of the transaction, the number of shares purchased, the share price and the total balance of shares in your account.  Please review your confirmation and report any discrepancies to the Transfer Agent immediately.

Purchasing Shares Through a Financial Intermediary.  Fund shares may be purchased through various third-party broker-dealers, financial institutions or other service providers (a “financial intermediary”) where authorized by the Fund.  A financial intermediary places orders by telephone, fax or electronically for Fund shares on behalf of its clients and receives the NAV next calculated after receipt of the order according to agreements in place with the Fund.

If you purchase your shares through a financial intermediary, you are not subject to the Fund’s required minimum additional investment of $100. You will receive confirmation of your purchase from your financial intermediary.  We may not have records of your transactions.  A financial intermediary may impose charges for its services, have different minimums for first-time or additional investments, or impose other restrictions that are not applicable if you purchase shares directly from the Fund.  The Fund is not responsible for the failure of any financial intermediary to carry out its obligations to its customers.  The Fund and/or its investment adviser may pay a financial intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund, among others.  The Fund reserves the right to modify, limit or terminate its agreement with a financial intermediary at anytime.

Other Purchase Information. The Fund reserves the right to decline a purchase order.

You will be responsible for any loss incurred if your check does not clear your bank.  If you are an existing shareholder, we reserve the right to redeem shares from any identically registered account as reimbursement for the loss.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of a New Account Application, additional investment requests, or redemption requests, does not constitute receipt by the Transfer Agent or your financial intermediary.

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Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Fund does not issue certificates representing shares purchased.

Redemption of Fund Shares

You can redeem shares any day the NYSE is open for business through the following methods:

•	By Mail. You can redeem shares by mailing or delivering a letter of instruction to the Transfer Agent with the following information:
•	Your account number;
•	The dollar value (minimum of $100), or number of shares, you wish to redeem;
•	The desired method of payment (check, ACH or wire transfer) (a $15 fee will be charged for a wire transfer);
•	Your signature and the signature of anyone else listed on the account (with a signature guarantee if applicable – as defined below); and
•	Any supporting legal documentation that may be required.
•
By Telephone. You can redeem up to $25,000 (if previously selected on your application and set up on your account) by calling (800) 576-7498.  Please allow sufficient time to ensure that you will be able to complete your telephone transactions prior to market close if you wish to redeem shares at the NAV calculated on the day of your redemption order.  Once a telephone transaction is placed, it cannot be cancelled or modified.  In order to arrange for the telephone redemption option after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and may require the signatures guaranteed.  Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

You may have the proceeds sent to the address of record, wired to your bank account of record, or sent via electronic funds transfer through the ACH network to the bank account of record.

Greenspring Fund	18

The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine.  These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephone transactions, and/or sending written confirmation of such transactions to investors.  Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor’s instructions or for any unauthorized telephone redemption.  The Fund reserves the right to refuse a telephone redemption request.
•
Systematic Withdrawal Plan.  The Fund offers a Systematic Withdrawal Plan (the “Plan”) whereby you may choose to redeem a specified dollar amount on a monthly, quarterly, or annual basis.  The minimum initial investment in this Plan is $10,000 and the minimum amount of each redemption is $100.  If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your account.  The Plan may be terminated at any time by the Fund.  You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent at least fived days prior to the next withdrawal.

A withdrawal under the Plan involves a redemption of shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, your account ultimately may be depleted.
•
Financial Intermediary. If your shares are held through a financial intermediary, contact the financial intermediary to redeem your shares. A financial intermediary may impose charges for its services or other restrictions on redemptions that are not applicable if your account is held directly with the Fund.  If you redeem your shares through a financial intermediary, you are not subject to the Fund’s required minimum redemption amount of $100.

•	Other Redemption Information.
•	The Fund will not accept online redemption requests.
•	The Fund will typically make a payment for all shares redeemed in good form within one to two business days of the redemption, however, no more than seven business days after receipt of the request.
•	The Fund may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

Greenspring Fund	19

•	If you are redeeming shares recently purchased by check, your proceeds may be delayed until your check has cleared, which may take up to fifteen days after the purchase date.

Signature Guarantee. Signature guarantees will generally be accepted from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  A notary public is not an acceptable signature guarantor.  You must provide a signature guarantee for the following:
•	A redemption request over $25,000;
•	A redemption request within 30 days of an address change;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record (including an IRA transfer) or transferred to an account with a different registration from yours;
•	If ownership is changed on your account (transfer or name change due to marriage or divorce);
•	To add or change a Transfer on Death beneficiary; or
•	If you are establishing or modifying certain services on an account.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to a particular situation.

Market Timing. The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

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“Market-timers” who engage in frequent purchases and redemptions of Fund shares over a short period can disrupt the Fund's investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not.  Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less.  The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

The “first-in, first-out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

IRA Redemptions.  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemptions in-Kind. The Fund expects to make all redemptions in cash.  The Fund reserves the right to fulfill a redemption request with payment in whole or in part in the form of the Fund’s portfolio securities.  You remain subject to investment risk until the securities redeemed in-kind are liquidated.  You will incur transaction costs when you liquidate the securities received in a redemption in-kind.

Greenspring Fund	21

Minimum Account Balance.  The Fund reserves the right to automatically redeem your account and mail you the proceeds if your balance is below $1,000 due to redemptions.  The Fund will not redeem your account if your balance is below $1,000 due to a decline in the value of the Fund’s shares.  The Fund will notify you in writing 60 days prior to the redemption of your account.

Temporary Suspension of Redemptions. The Fund can temporarily suspend any redemption requests in case of an emergency as directed by the SEC.

Principal Underwriter and Distributor

Quasar Distributors, LLC, (“Quasar”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor for shares of the Fund in a continuous public offering thereof.  Pursuant to a distribution agreement with the Fund, Quasar provides certain administrative services and promotes and arranges for the sale of the Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority.

Dividends, Capital Gain Distributions, and Taxes

Dividends and Capital Gain Distributions.  Each year, the Fund distributes substantially all of its net investment income, net realized capital gains and net gains from foreign currency transactions, if any.  Fund dividends are derived from dividend and interest income the Fund receives from securities in its portfolio and foreign currency gains.  Capital gains are derived from selling a security at a price higher than its cost.  You can elect how you wish to receive your dividends and capital gain distributions on your New Account Application or by letter.

You have the following options:
•	Reinvest all dividends and capital gain distributions in additional Fund shares;
•	Receive dividends in cash and reinvest capital gain distributions in additional Fund shares;
•	Reinvest dividends in additional Fund shares and receive capital gain distributions in cash; or
•	Receive all dividends and capital gain distributions in cash.

If you decide to receive your dividends and capital gain distributions in cash, you may receive your payment by check or ACH (electronically credited to your bank account).

Greenspring Fund	22

If the post office cannot deliver your check to your address of record or your check remains uncashed for six months, your check will be canceled and the proceeds reinvested in additional Fund shares at the NAV per share on the date of cancellation.  We will not pay interest on your uncashed check.  Thereafter, we will automatically reinvest your dividends and capital gain distributions in additional Fund shares.

You may want to avoid purchasing shares shortly before a distribution because a portion of the purchase price represents the pending distribution.  Please inquire about our distribution schedule.

Taxes.  If you have a taxable account, you will be taxed on any dividends and capital gain distributions regardless if they are paid in cash or reinvested in additional Fund shares.  Dividends and distributions of the excess of net short-term capital gain over net long-term capital loss will be taxed as ordinary income, except that the Fund’s dividends attributable to “qualified dividend income” (that is, dividends it receives on securities of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares.  A portion of the Fund’s dividends, not exceeding the aggregate dividends it receives from domestic corporations only, also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.  However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) will also be subject to the 15% maximum tax rate for individual shareholders; distributions thereof to corporate shareholders will remain subject to federal income tax at a maximum rate of 35%.  The Fund will inform you of the amount and nature of distributions to you shortly after the end of each calendar year.

A redemption of shares is a taxable event if you have a taxable account.  You will recognize a capital gain or loss in an amount equal to the difference between your cost basis in the redeemed shares and the redemption proceeds you receive.  Your gain or loss will be characterized as short- or long-term depending on how long you have owned the shares.  Any capital gain you recognize on the redemption of your Fund shares that have been held for more than one year will qualify for the 15% maximum rate.  The “wash sale” rule prevents you from recognizing a loss if you purchase Fund shares (including through the reinvestment of distributions in additional Fund shares) within 30 days before or after the date of redemption.

Greenspring Fund	23

You will be subject to backup withholding at the rate of 28% of dividends, capital gain distributions and redemption proceeds (regardless of the extent to which you may realize gain or loss) otherwise payable to you if you are an individual or certain other non-corporate shareholder and you furnish to the Fund an incorrect or no taxpayer identification number.  Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to you if the IRS notifies us that you are subject to backup withholding or you fail to certify that you are not subject thereto.

You may also be subject to state and local taxes.  Please consult a tax adviser with specific questions.

Other Shareholder Information

Incorrect Taxpayer Identification Number.  We reserve the right to automatically redeem your account if you furnish an incorrect social security or other taxpayer identification number.  We will notify you in writing 30 days prior to the redemption of your account.

Shareholder Inquiries.  You can access information on your account 24 hours a day, seven days a week, from any touch-tone phone.  Simply call (800) 576-7498 and follow the menu instructions.  You can reach a customer service representative at (800) 576-7498 between the hours of 9:00 a.m. and 8:00 p.m. Eastern time during any business day.

Change of Address. You can change the address on your account by calling the Transfer Agent.  The Transfer Agent will mail a confirmation of your change of address to both your old and new address.

Reports and Householding. To reduce expenses, we will mail only one copy of the Fund’s Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at (800) 366-3863.  We will begin sending you individual copies 30 days after receiving your request.  These reports, along with first and third quarter portfolio holdings, will also be available on our website, www.greenspringfund.com.

Greenspring Fund	24

Financial Highlights

The financial highlights table below is intended to help you understand the Fund’s financial performance for the fiscal periods shown.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and other distributions.  This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report dated December 31, 2008, which is available free of charge upon request.

Greenspring Fund	25

GREENSPRING FUND, INCORPORATED
FINANCIAL HIGHLIGHTS For a Capital Share Outstanding Throughout Each Year

	Year Ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$23.59	$23.43	$21.57	$20.91	$19.96

Income (Loss) From Investment Operations:
Net investment income	0.43	0.55	0.53	0.47	0.52
Net realized and unrealized gain (loss) on investments	(3.18)	0.70	2.10	0.88	1.18
Total from investment operations	(2.75)	1.25	2.63	1.35	1.70

Less Distributions:
From net investment income	(0.34)	(0.56)	(0.58)	(0.44)	(0.56)
From net realized gain	(0.16)	(0.53)	(0.19)	(0.25)	(0.19)
Total distributions	(0.50)	(1.09)	(0.77)	(0.69)	(0.75)
Paid-in capital from redemption fees	0.02	--*	--*	--*	--*
Net asset value, end of year	$20.36	$23.59	$23.43	$21.57	$20.91
Total return	(11.72%)	5.32%	12.29%	6.57%	8.69%

Ratios/Supplemental Data:
Net assets, end of year (millions)	$308.2	$257.9	$243.9	$157.6	$132.5
Ratio of expenses to average net assets	1.06%	1.03%	1.07%	1.16%	1.06%
Ratio of net investment income to average net assets	2.15%	2.24%	2.56%	2.30%	2.60%
Portfolio turnover rate	47.11%	53.75%	38.58%	36.22%	35.21%

* Amount less than $0.01 per share.

Privacy Policy
(This page is not a part of the Prospectus)

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs.  The Fund assures the confidentiality of personal information provided to it.

The information collected is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services.  The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports.  Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us.  Disclosing this information enables the Fund to meet customers’ financial needs and regulatory requirements.  These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized.  The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding this Privacy Policy, please contact the Fund at (800) 366-3863 or greenspring@greenspringfund.com.  Thank you.

GREENSPRING FUND, INCORPORATED
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

The Statement of Additional Information (“SAI”) includes additional information about the Greenspring Fund and is incorporated by reference herein (meaning it is legally considered part of this Prospectus).

Additional information about the Fund’s investments is available in its Semi-Annual and Annual Reports to shareholders.  The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI, Annual and Semi-Annual Reports to shareholders are available, without charge, upon request from the Fund’s internet site at www.greenspringfund.com, by e-mailing the Fund at greenspring@greenspringfund.com, or by calling the Fund at (800) 366-3863.  When the Fund receives a request for the SAI, or the Annual or Semi-Annual Report to shareholders, the documents will be sent within three business days of receipt of the request by first class mail or other means to ensure equally prompt delivery.  Other information about the Fund may be requested by calling (800) 366-3863.

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address publicinfo@sec.gov, or by writing the SEC’s Public Reference Section Washington, DC 20549-0213.

If you have questions regarding your account, call Shareholder Services at (800) 576-7498.

SEC File Number: 811-3627

GREENSPRING FUND, INCORPORATED (GRSPX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the Greenspring Fund’s (the “Fund”) Prospectus dated May 1, 2009.  The Prospectus is available on the Fund’s web site, www.greenspringfund.com. You can also request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863 or by writing to the Fund at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641.  The Fund’s financial statements for the year ended December 31, 2008, and the report of the independent registered public accounting firm are included in the Fund’s Annual Report and are hereby incorporated by reference.  The Annual Report is also available on the Fund’s web site or can be requested, without charge, by calling (800) 366-3863.

Organization

The Fund was incorporated as an open-end registered investment company under the laws of the State of Maryland in October 1982.  The Fund first offered its shares to the public on July 1, 1983.

Description of the Fund, Its Investments and Risks

Description.  The Fund is an open-end, diversified management investment company.

Investment Strategies.  The Fund primarily invests in the securities of companies that it considers undervalued relative to their peers or the general market.  The Fund may also invest in companies in the process of financial restructurings, reorganizations, corporate turnarounds, and liquidations.

Investment Risks.  The Fund’s investment in undervalued securities is subject to the risk that these value stocks may not reach what the portfolio manager believes is their full value.  The Fund’s investment in bonds has two main sources of risk, which are interest rate risk and credit risk.  Interest rate risk is the chance that interest rates may rise, causing bond prices to fall.  Credit risk is the risk that the issuer will not be able to make timely payments of principal and interest.

Investment Program.  The Fund invests in a combination of common stocks, preferred stocks, corporate bonds, including high yield bonds and convertible bonds, and money market instruments.  The Fund also reserves the right to invest in repurchase agreements, foreign securities, securities of other investment companies, U.S. Government securities, write or purchase call options (covered or uncovered), and write or purchase put options.  The Fund normally limits its investment in a specific security to 5% of the value of total Fund assets at the time of purchase.  The Fund also limits its concentration in one particular industry to less than 25% of the value of total Fund assets at the time of purchase.

Options.  The Fund may from time to time purchase and write (“sell”) both call options and put options that are listed on an organized securities exchange.  Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks, which are different in some respects from the investment risks associated with similar funds that do not engage in such activities.  Those risks are discussed below.  The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options, exceeds 25% of the market value of the Fund’s net assets.

Call Options.  A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer (“seller”) of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period.  A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may sell covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund.  Options will be sold on the basis of investment considerations consistent with the Fund’s investment objective.  These options will generally be written on securities which, in the opinion of the Fund’s investment adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund may sell uncovered call options.  In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security.  Once the option has been written, the Fund will establish and maintain for the term of the option, a segregated account consisting of cash and U.S. government securities equal to the fluctuating market value of the underlying securities.  If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

There are risks involved when writing uncovered equity call options.  The writer assumes the risk of an increase in the price of the underlying security above the exercise price so long as his obligation as a writer continues.  Should this increase occur, the writer may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay or may have paid to acquire the security, thereby reducing its profit or incurring a loss.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period.  The Fund will not commit more than 5% of the value of its total assets at the time of purchase to the purchasing of call options.  The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio.  This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly.  The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option.  The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options.  The Fund may sell put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period.  The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security.  The Fund will provide that such options will be offset at the time of the sale by a segregated account consisting of cash, U.S. government securities, or high-grade debt securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put.  This amount must be maintained until the put is exercised, has expired or the Fund has purchased a closing put, which is a put of the same series as the one previously sold.  The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period.  Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities.  This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security’s current market price.  Purchasing put options involves the risk of losing the entire premium (purchase price of the option).  No more than 5% of the Fund’s total net assets, at the time of purchase, will be committed to the purchasing of put options.

Below Investment Grade Debt Securities.  The Fund may invest in below investment grade debt securities.  The total return and yield of below investment grade debt securities, commonly referred to as “high yield” or “junk” bonds, can be expected to fluctuate more than the total return and yield of investment grade debt securities, but not as much as those of common stock.  High yield bonds (those rated below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or in default) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  See Appendix A to this SAI for further information regarding S&P and Moody’s ratings.

The market for high yield bonds may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities are sold.  If market quotations are not available, high yield bonds will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services.  Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information is available.  To the extent the Fund owns illiquid or restricted high yield bonds, these bonds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The economy and interest rates affect high yield bonds differently from other securities.  The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  High yield bonds are subject to a greater risk of default than high-grade debt securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to obtain additional financing.  If the issuer of a debt security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.  Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and, thereby, tend to be more speculative and volatile than securities which pay interest periodically and in cash.

High yield bonds present risks based on payment expectations.  These bonds may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield bond’s value will decrease in a rising interest rate market.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield bonds than in the case of investment grade debt securities.

Foreign Securities. The Fund may invest in foreign securities.  Investments in foreign securities involve the risk of fluctuations in the value of the currencies in which the foreign securities are denominated.  Such a fluctuation could make the security worth less in U.S. dollars even though its worth is more in its home country.  Investments in foreign securities may also be subject to local economic or political risks such as political instability of some foreign governments and the possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments and limitations on the removal of funds or other assets of the Fund.  There also may be less publicly available information about foreign securities and governments than domestic ones.  Foreign securities are generally not registered with the Securities and Exchange Commission (“SEC”) and are generally not subject to the regulatory controls imposed on domestic securities.  Securities of some foreign companies are less liquid and more volatile than securities of domestic companies and incur higher custodian charges.

Repurchase Agreements.  The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances.  A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day).  The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

The use of repurchase agreements involves certain risks.  If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it.  If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and therefore subject to sale by the trustee in bankruptcy.

The Fund does not invest in reverse repurchase agreements.

Investment Company Securities. The Fund may invest in shares of other registered investment companies.  The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

U.S. Government Securities.  The Fund may invest in U.S. Government securities, which include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Portfolio Turnover. While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund’s investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than that of other mutual funds.  The Fund’s portfolio turnover rate for the fiscal years ended December 31, 2008 and 2007 was 47.11% and 53.75%, respectively.

Fundamental Policies. The Fund’s fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares.

The Fund may not:

1)
Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10% of the outstanding voting securities of an issuer;

2)	Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	Invest in companies for the purpose of exercising management or control;

4)
Purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

5)	Purchase or sell commodities or commodity contracts;

6)	Purchase securities on margin or effect short sales of securities;

7)	Make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	Borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

9)	Mortgage, pledge or hypothecate securities;

10)	Act as securities underwriter, except to the extent that it may be regarded as a statutory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933;

11)
Deal with any of its officers or directors, or with any firm of which any of its officers or directors is an officer, director or member, as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services; or

12)	Issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Fund’s Board of Directors (the “Board”).  The policies permit disclosure of non-public portfolio holdings to selected parties when the Fund’s Chief Compliance Officer (“CCO”) determines that the Fund has a legitimate business purposes.  The Fund’s Policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Fund’s non-public portfolio holdings.  The Fund’s CCO may determine to add a recipient under the Policy only if he or she first determines that the standards under the Fund’s Policy have been met prior to such disclosure.  The Fund’s CCO will report to the Board quarterly regarding any other approved recipients of non-public portfolio holdings information under the Policy.  Such parties include the Fund’s service providers (e.g., the Fund’s investment adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”), custodian, fund accountants and independent accountants), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality including a duty to not trade on the non-public information.  The Adviser and fund accountants have access to the Fund’s complete portfolio holdings on a daily basis.  The Fund’s custodian receives confirmations of portfolio activity within one business day of the trade.  The Fund provides its independent accountants complete year-end portfolio holdings within one business day of the Fund’s year-end.  The Fund also provides its complete month-end portfolio holdings to Morningstar and Lipper within 15 days of month-end.  The Fund provides its complete quarter-end portfolio holdings to Standard and Poor’s, Bloomberg, Vickers Stock Research Corporation, and Thomson Financial within 15 days of quarter-end.  The Fund’s CCO may only authorize the release of non-public portfolio holdings to third parties for a legitimate business purpose and only if the third parties are subject to a duty to not trade on such information.

The Adviser may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or “interest lists” to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers, subject to such broker-dealer’s duty of confidentiality and duty not to trade on the information.

Disclosure of the Fund’s complete portfolio holdings is required to be made within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund also, at the end of each calendar month, lists the 10 largest holdings by percentage of net assets, the top three equity sectors, and other portfolio characteristic data on its web site (www. greenspringfund.com) within seven days of month-end.

In no event shall the Fund, the Adviser or its employees receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Fund’s CCO will report any material violations of these policies to the Board of Directors at the next regularly scheduled meeting.

Management of the Fund

The Board of Directors is responsible for oversight of the Fund’s affairs.  The following list summarizes information on the Officers and Directors of the Fund.  Those noted as “interested persons” are interested on the basis of their positions with the Adviser except that Mr. William E. Carlson is an “interested person” by virtue of his familial relationship with Charles vK. Carlson (brothers).  The Fund is the only mutual fund overseen by the Directors.

Name, Address and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships

Interested Directors and Officers
Charles vK. Carlson 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 49	President Chairman of the Board Chief Executive Officer Director	From March 1993 to present. From January 1994 to present. From February 1994 to present. From March 1987 to present.	President and Director of Corbyn.	None

William E. Carlson 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 51	Director	From February 1994 to present.	President of Shapiro Sher Guinot & Sandler (a law firm) from February 1999 to present. Partner of Shapiro Sher Guinot & Sandler from February 1990 to present.	None

Michael J. Fusting 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 48	Sr. Vice President Chief Financial Officer Director	From May 1998 to present. From February 1994 to present. From March 1992 to present.	Sr. Vice President and Managing Director of Corbyn.	None

Richard Hynson, Jr. 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 65	Director	From March 1985 to present.	Sr. Vice President and Managing Director of Corbyn.	None

Independent Directors(2)
David T. Fu 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 52	Director	From May 1990 to present.	Managing Director of Kanturk Partners, LLC (a merchant bank) from February 2004 to present. Managing Director of Galway Partners LLC (a merchant bank) from May 2001 to January 2004.	None

Sean T. Furlong 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 43	Director	From March 2003 to present.	Director of Finance and Administration at the Gilman School from June 2003 to present.	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships

Michael P. O’Boyle 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 52	Director	From July 2000 to present.
President of UnitedHealth Networks, a division of United Healthcare (a managed health care company) from May 2008 to present.  Chief Operating Officer of The Cleveland Clinic Foundation (world-renowned non-profit provider of health care services, education and research) and The Cleveland Clinic Health System from July 2005 to March 2008.  Chief Financial Officer of The Cleveland Clinic Foundation and The Cleveland Clinic Health System from October 2001 to June 2005.
None

Officers
Elizabeth Agresta Swam 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 41	Secretary and Treasurer AML Officer Chief Compliance Officer	From May 1998 to present. From July 2002 to present. From July 2004 to present.	Employee of Corbyn from May 1998 to present.	None

(1)   Directors serve an indefinite term; officers serve a term of one year.
(2)   Directors who are not “interested persons” of the Fund as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).

Standing Committees.  Currently, the Fund’s Board of Directors has two standing committees:  the Audit Committee and the Qualified Legal Compliance Committee (the “QLCC”).  The Audit Committee oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting; the quality and integrity of the Fund’s financial statements and the independent audit thereof; the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting; internal control over financial reporting and independent audits; approves prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund’s independent registered public accounting firm.  The Committee consists of the Fund’s directors who are not “interested persons” of the Fund or its Adviser (“Independent Directors”) and meets periodically as needed, but at a minimum of twice per year.  The Committee held two meetings during the fiscal year ended December 31, 2008.

The Audit Committee also serves as the QLCC.  The function of the QLCC Committee is to receive reports of evidence of a material violation of the Fund or by any officer, director, employee or agent of the Fund.  The QLCC did not meet during the Fund’s last fiscal year.

Directors’ Ownership of the Fund.  As of December 31, 2008, the Directors beneficially owned the following dollar value of Fund shares.

Interested Directors	Dollar Range of Fund Shares Owned
Charles vK. Carlson	Over $100,000
William E. Carlson	Over $100,000
Michael J. Fusting	Over $100,000
Richard Hynson, Jr.	Over $100,000

Independent Directors	Dollar Range of Fund Shares Owned
David T. Fu	Over $100,000
Sean T. Furlong	$10,001-$50,000
Michael P. O’Boyle	$10,001-$50,000

Furthermore, neither the Independent Directors, nor members of their immediate family, own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates.  Accordingly, during the two most recent calendar years, neither the Independent Directors, nor members of their immediate family, have had direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Fund’s principal underwriter, or any of their affiliates.  Additionally, neither the Independent Directors, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the principal underwriter, or any affiliate thereof was a party.

Compensation. Independent Directors and Directors who are not employees of the Fund or companies affiliated with the Fund are compensated $2,000 for attending the annual Board of Directors meeting plus $750 for each other meeting attended.  Independent Directors who are members of the Audit Committee are compensated $250 for each Audit Committee meeting attended.  Such fees are subject to adjustment in the future upon appropriate action by the Board of Directors.  Directors, as well as officers, who are interested persons of the Fund, except Mr. William Carlson, are not compensated by the Fund, but may be compensated by Corbyn.

Compensation Table

Name	Aggregate Compensation from Fund for 2008
Interested Directors
Charles vK. Carlson	$0
William E. Carlson	$5,000
Michael J. Fusting	$0
Michael T. Godack(1)	$0
Richard Hynson, Jr.	$0

Independent Directors
David T. Fu	$5,500
Sean T. Furlong	$5,500
Michael P. O’Boyle	$4,500
(1)	Michael T. Godack resigned from his Director position, effective September 17, 2008.

There are no pension or retirement benefits accrued as part of the Fund’s expenses.

Codes of Ethics. The Fund and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  These codes of ethics allow personnel to invest on a last in and last out basis in securities which are also purchased or sold for the Fund or the Adviser.  Therefore, a buying or selling interest on the part of the personnel will not affect the price paid or received by the Fund for any security.  The codes of ethics provide that no personnel who is aware that the Fund or the Adviser is purchasing or selling a particular security, or that the Fund or the Adviser has such a purchase or sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund’s or the Adviser’s transactions in that security have been completed.

The Fund has also adopted a code of ethics for Chief Executive Officers and Chief Financial Officers.  This code of ethics promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with the SEC and in other public communications made by the Fund; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and accountability for adherence to the code.

Proxy Voting Policies.  The Board of Directors has adopted policies and procedures with respect to the voting of proxies related to the Fund’s portfolio securities.  These procedures delegate to Corbyn the responsibility for voting proxies as part of its investment advisory services, subject to the continuing oversight of the Fund’s Board of Directors.  Notwithstanding this delegation of responsibilities, the Fund retains the right to vote proxies relating to its portfolio securities.  Corbyn will vote proxies on all proposals, except in those instances in which Corbyn determines that it is not practicable to do so or it determines that the potential cost involved with voting a proxy outweigh the potential benefit to the Fund and its shareholders.  Corbyn will report to the Board of Directors those proxies, if any, that were not voted and the reason for such non-votes.  Corbyn may engage an independent proxy voting service to assist in the voting of proxies, but does not currently do so.  Corbyn’s proxy voting policies and procedures are summarized below.

Corbyn will vote proxies related to securities in a manner that is in the best interest of the Fund.  Corbyn will consider only those factors that relate to the Fund’s investment, including how its vote will impact and affect the value of the Fund’s investment.  In voting on each and every issue, Corbyn will vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

Corbyn has a general policy of voting in favor of routine proposals which generally include:

(1)	The election of directors that result in a majority of independent directors;
(2)	Declassification of existing boards;
(3)	Measures intended to increase long-term stock ownership by executives;
(4)	Employee stock purchase plans (provided that the shares are purchased for no less than 85% of their market value);
(5)	Removal of super-majority voting requirements for certain types of proposals; and
(6)	Lower barriers to shareholder action.

Corbyn has a general policy of voting against non-routine proposals which generally include:

(1)	Adoption of classified board structures;
(2)	Appointment of auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm;
(3)	Equity-based compensation plans where total potential dilution (including all equity-based plans) exceeds 15% ofshares outstanding or if annual option grants have exceeded 2% of shares outstanding;
(4)	Imposition of super-majority requirements;
(5)	Establishment of a separate class of stock with disparate voting rights; and
(6)
Proposals relating to “ordinary business matters” (e.g., requesting that the company disclose or amend certain business practices), unless Corbyn believes that a proposal has substantial economic implications.

If a matter is not specifically covered by the proxy voting policies, Corbyn will vote the proxy in a manner consistent with the general principles of the proxy voting policies and in the Fund’s best interest.  If Corbyn believes that it is in the best interest of the Fund, it may vote in a manner contrary to its established proxy voting policies.  Corbyn’s Investment Committee will review information to determine that there is no material conflict of interest between Corbyn and the Fund with respect to the voting in that matter.

In exercising its voting discretion, Corbyn will seek to avoid any direct or indirect material conflict of interest.  For any vote, Corbyn will verify (subject to review and approval by the portfolio manager) whether an actual or potential conflict of interest exists with Corbyn, any of its affiliates or any other party which may be deemed an “interested person” of Corbyn as defined in Corbyn’s proxy voting policies and procedures.  If an actual or potential conflict is found to exist, Corbyn may then engage a non-interested party to independently review Corbyn’s vote recommendation.  Corbyn will provide adequate disclosure to the Fund if any vote raises an actual or potential conflict of interest.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 366-3863 and on the SEC’s website at http://www.sec.gov.

Principal Holders, Control Persons, and Management Ownership of Securities

A principal shareholder is a person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through one or more controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with controlling interest could affect the outcome of voting or the direction of management of the Fund.  As of April 3, 2009, the following shareholders were considered either a principal shareholder or a control person of the Fund:

Name/Address	Parent Company	Jurisdiction	Amount	Percentage of Ownership	Nature of Ownership
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	The Charles Schwab Corporation	DE	7,330,792	41.22%	Record

National Financial Services Corp. 200 Liberty Street New York, NY 10281-1003	N/A	N/A	3,485,418	19.60%	Record

Ameritrade Inc. 4211 South 102nd Street Omaha, NE 68127-1031	N/A	N/A	1,777,698	10.00%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	1,626,036	9.14%	Record

As of April 3, 2009, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, less than 1.00% of the Fund’s outstanding shares.

Investment Advisory and Other Services

Investment Adviser.  Corbyn is the Fund’s investment adviser and is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.  Corbyn was organized in 1973 and provides investment management services for its clients.  Corbyn Investment Management Employee Stock Ownership Plan and Trust (the “Plan”) controls Corbyn on the basis of its greater than 50% ownership of Corbyn securities.  The Plan is a qualified, defined contribution employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, designed to invest primarily in the stock of Corbyn, the sponsoring employer.

Subject to the supervision of the Board of Directors of the Fund, the Adviser will make investment decisions for the Fund, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund.  The Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund’s share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.  The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

Corbyn acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or by vote of a majority of the Fund’s outstanding voting securities, as defined by the 1940 Act, and (ii) by a majority of the Directors who are not interested persons of any such party, by vote cast in person, at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated without penalty by the parties thereto upon 60 days written notice, and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

The Fund pays the Adviser a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 and $500 million and 0.65% of average daily net assets in excess of $500 million.

The investment advisory fees paid by the Fund for the last three fiscal years ended December 31, 2008, 2007, and 2006 were $1,946,841, $1,973,717, and $1,537,613, respectively.

Additional Services.  Pursuant to a Services Agreement, Corbyn provides additional services to the Fund including assisting (i) in the preparation of periodic reports by the Fund to its shareholders and all reports and filings to meet regulatory and tax requirements for the Fund; (ii) in the preparation of financial statements for the Fund; (iii) the Fund in connection with it obligations under the Sarbanes-Oxley Act of 2002 and other regulatory requirements; and (iv) with the development of compliance procedures for the Fund and providing compliance monitoring systems to oversee the Fund’s compliance with its investment policies and restrictions as shown on the Fund’s accounting records.  Corbyn also assists in the selection and oversees the performance of, and conducts relations with, other service providers to the Fund in connection with the operations of the Fund.

Pursuant to the Services Agreement, the Fund pays Corbyn with a monthly fee of $2,500 plus an additional 0.01% (annualized) of the Fund’s daily net assets for the services provided as well as reimbursement of reasonable out-of-pocket expenses.  Additional services fees for the Fund for the last three fiscal years ended December 31, 2008, 2007, and 2006 were $56,038, $56,412, and $50,501, respectively.

Administrator. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator of the Fund pursuant to a Fund Administration Agreement and is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  As administrator, USBFS provides administrative services and personnel for regulatory reporting and other administrative matters.

Administration fees paid by the Fund to USBFS for the fiscal years ended December 31, 2008 and 2007 were $213,933 and $205,916, respectively.

Transfer Agent and Fund Accountant.  USBFS is the transfer agent, dividend paying agent and fund accountant for the Fund.

Custodian.  U.S. Bank, NA, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian for the Fund and in that capacity holds all securities and cash owned by the Fund.

Independent Registered Public Accounting Firm.  Tait, Weller and Baker LLP (“TWB”) is the independent registered public accounting firm for the Fund.  TWB is located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103.  The financial statements for the year ended December 31, 2008 and the report of TWB are included in the Fund’s Annual Report, which are incorporated by reference into this Statement of Additional Information.

Principal Underwriter and Distributor

Quasar Distributors, LLC, (“Quasar”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor for shares of the Fund in a continuous public offering of the Fund’s shares.  Pursuant to a distribution agreement with the Fund and Quasar, Quasar provides certain administrative services and promotes and arranges for the sale of the Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The Administrator, Transfer Agent, Fund Accountant, Custodian and Distributor are affiliated companies.

Initially, the distribution agreement is in effect for two years.  Thereafter, the agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Directors or the vote of a majority of the outstanding voting shares of the Fund (as defined in the 1940 Act); and (ii) a majority of the Directors who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated without penalty by the parties thereto upon 60 days written notice, and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Portfolio Manager

Charles vK. Carlson is the Fund’s portfolio manager.  Mr. Carlson is not directly compensated by the Fund. Mr. Carlson’s compensation from Corbyn, of which he is the President, is in the form of a share of the Adviser’s total profits.  Mr. Carlson receives a fixed salary from the Adviser and bonuses payable by the Adviser based on the overall profitability of the Adviser and such other factors as the Adviser takes into account.  Mr. Carlson is not compensated based directly on the performance of the Fund or the value of the Fund’s assets.  The Fund, whose net assets aggregated $308.2 million at December 31, 2008, is the sole registered investment company managed by the portfolio manager.

Corbyn also acted as investment manager to 227 separate accounts, including individuals, corporations, and other entities, aggregating $201 million in value as of December 31, 2008, for which the Adviser was compensated solely through a management fee representing a percentage of assets managed.  Mr. Carlson is also the portfolio manager for these separately managed accounts.  He is not compensated based directly on the performance of these separately managed accounts.

The Adviser seeks to treat all clients (including the Fund and its separately managed accounts) fairly and equitably and has devised policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities.  Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged.  For example, if Mr. Carlson identifies a limited investment opportunity which may be suitable for more than one account (including the Fund), the Fund may not be able to take full advantage of that opportunity because of an allocation of filled purchase or sale orders across all eligible accounts and the Fund.  To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.  There is no guarantee, however, that such procedures will detect each and every situation in which a conflict arises.

Although Corbyn manages the assets of all of its clients (including the Fund and its separately managed accounts) with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals.  Furthermore, different clients of the Adviser have different restrictions on their permitted activities, whether by statute, contract, or instruction of the client, and have varying tax statuses and different needs for income.  Furthermore, separate accounts may be more concentrated in specific securities (and therefore generate higher or lower returns) than the portfolio of the Fund, where concentrations are limited by statute.  As a consequence of employing differing strategies and taking into account investment restrictions, the accounts of the Fund and separate accounts may own different securities and performance may materially differ.

As of December 31, 2008, Mr. Carlson and his immediate family members owned shares of the Fund worth between $500,001 - $1,000,000.

Brokerage Allocation

Brokerage Transactions.  With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis.  Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

Total brokerage commissions paid by the Fund for the last three fiscal years ended December 31, 2008, 2007 and 2006 were $258,228, $205,128, and $147,562, respectively.

The Fund’s officers and directors and Corbyn’s officers, directors and shareholders are not affiliated with any brokers used by the Fund.

Brokerage Selection. Corbyn selects the brokerage firms used to complete securities transactions.  Broker-dealers are selected to effect securities transactions for the Fund based on which can obtain the most favorable combination of price and execution for a transaction.  The Adviser does not base its execution decisions solely on whether the lowest possible commission can be obtained. Corbyn determines if the commission is reasonable relative to the value of the brokerage and research services provided for that particular transaction or for overall services provided.  Corbyn evaluates the overall quality and reliability of broker-dealers and the services they provide, including their general execution capabilities.

The Adviser will compare commissions charged on transactions to commissions charged by other brokers on similar transactions in order to ascertain that commissions are within a reasonable range.  Corbyn may pay a higher brokerage commission to brokers who provide quality, comprehensive and frequent research studies that assist Corbyn in its investment-decision responsibilities.  These services and data are provided in written form or electronic media, which are used by Corbyn in connection with its research of securities and execution of trades.  Services provided by brokers include quotation services, computer databases and software, and other trade and industry publications.  The benefits realized from research services and data received from brokerage institutions may be used by Corbyn in servicing all of its accounts however not all of these services may be used by the Adviser in connection with the Fund.  Obtaining a low commission is secondary to obtaining a favorable execution, which is usually more beneficial to the Fund.

For the fiscal year ended December 31, 2008, the Fund paid a total amount of $137,833 in total commissions and transactions for research services.

Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock.  All shares are of the same class, with equal rights and privileges.  Each share is entitled to one vote and participates equally in dividends and distributions declared.  The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

The Fund will hold a meeting of shareholders only when certain non-routine matters must be approved.  However, if you own at least 10% of the Fund’s outstanding shares, you may call a special meeting for the purpose of voting on the removal of any Fund director.

The Fund’s shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so.

Purchase and Redemption of Shares and Net Asset Value Per Share

Purchase and Redemption of Shares. Shares of the Fund can be purchased any day the New York Stock Exchange (the “Exchange”) is open for business.  The Fund must receive your purchase order in good form prior to the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time, unless the Exchange closes early) for you to receive that day’s closing net asset value (“NAV”).  If your purchase order is received after the close of regular trading on the Exchange, you will receive the next day’s closing NAV.  To redeem shares in good form you must include: the shareholder’s name; the account number; the share or dollar amount to be redeemed; and signature by all shareholders on the account (with signature(s) guaranteed if applicable).

Net Asset Value Per Share. The Fund’s shares are purchased and redeemed at the Fund’s current NAV per share.  The Fund determines the NAV per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The NAV per share is calculated as of the close of the regular session of the Exchange each day the Exchange is open for business.  The Exchange is typically closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

An example of how the Fund calculated its total offering price per share as of December 31, 2008 is as follows:

Net Assets	=	Net asset value per share
Shares Outstanding

$308,194,971	=	$20.36
15,138,471

Redemption in Kind. The Fund expects to make all redemptions in cash.  The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund’s portfolio securities.  These securities would be valued the same way the securities are valued in calculating the NAV of the Fund.  The Fund is governed by Rule 18f-1 under the 1940 Act.  Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period.

Taxes

The Fund intends to continue to qualify each taxable year for treatment as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended.  To qualify as such for a taxable year, the Fund must (a) satisfy certain diversification requirements at the end of each quarter of the year, (b) derive at least 90% of its gross income for the year from, (1) dividends, interest, payments with respect to securities loans and gains (without including losses) from the sale or other disposition of securities or foreign currencies, and other income (including gains from options) derived with respect to its business of investing in securities or those currencies, and (2) net income from an interest in a “qualified publicly traded partnership,” and (c) distribute at least 90% of its investment company taxable income (determined without regard to any deduction for dividends paid) for the year.

If, in any taxable year, the Fund does not so qualify, (a) it would be taxed at normal corporate tax rates on the entire amount of its taxable income, if any, without deduction for distributions to its shareholders, and (b) its distributions made out of its earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), except for the part of those dividends that is “qualified dividend income” (described in the Prospectus), which is subject to a maximum federal income tax rate of 15% for individuals.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

The Fund is required to distribute in each calendar year at least the sum of (a) 98% of the ordinary income earned in that year, (b) 98% of the net capital gains it realizes in the 12-month period ending on October 31 of that year and (c) any undistributed ordinary income and net realized capital gains from the prior year.  If the Fund fails to do so, it will be subject to a non-deductible 4% excise tax on the undistributed amount.  For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed.

Dividends and other distributions are generally taxable to shareholders in the year in which they are received.  However, dividends the Fund declares in October, November or December to shareholders of record in one of those months and pays during the following January will be treated as received by them on December 31.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above.

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the source-of-income requirement mentioned above.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.  When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

Financial Statements

The Annual Report for the Fund for the fiscal year ended December 31, 2008 is a separate document supplied upon request, and the financial statements, accompanying notes, and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.
Appendix A- Description of Corporate Bond Ratings

Standard & Poor’s Ratings Group

The bond ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources that it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default, capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.	Nature and provisions of the obligation.

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - The highest rating assigned by Standard & Poor’s with extremely strong capacity to pay interest and repay principal.

AA - Differs from the higher rated issues minimally with a very strong capacity to pay interest and repay principal.

A - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories with strong capacity to pay interest and repay principal.

BBB - Normally exhibits adequate protection parameters but adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B - While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to paying interest and repaying principal.

CCC - Identifiable vulnerability to default and dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial and economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC, C - Subordinated to senior debt that is assigned an actual or implied “CCC” or “CCC-” rating.  A “C” rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D - Involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period and may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Investors Service, Inc.

Aaa - Judged to be of the best quality and carry the smallest degree of investment risk.  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality with minimal investment risk.  They are rated lower than Aaa bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may not be other elements present.  Consequently, the long-term risks appear somewhat larger than with Aaa securities.

A - Possess many favorable investment attributes with adequate security for repayment of principal and payment of interest; elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Neither highly protected nor poorly secured with interest payments and principal security appearing adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Judged to have speculative elements and often the protection of interest and principal payments may be only moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Generally lack characteristics of a desirable investment with minimal assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

Caa - Are of poor standing and may be in default or elements of danger with respect to principal or interest may be present.

Ca - Represent obligations that are speculative in a high degree and are often in default or have other marked shortcomings.

C - Lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

GREENSPRING FUND, INCORPORATED
PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)		Articles of Incorporation.

	(1)	Articles of Incorporation dated October 21, 1982 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

	(2)	Articles of Amendment dated April 28, 1998 is herein incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, filed on April 30, 1998.

	(3)	Articles of Amendment dated May 21, 1990 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

(b)		By-laws.

	(1)	By-laws of Greenspring Fund, Incorporated dated October 21, 1982 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

	(2)	Amendment to the By-laws dated May 8, 1990 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

	(3)	Amendment to the By-laws dated October 19, 2000 is herein incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed on May 10, 2001.

(c)
Provisions of instruments defining the rights of security holders are contained in Articles V, VII, and XV of the Articles of Incorporation, as amended and Articles I, VI, VII, VIII, XIII and XIV of the By-laws, as amended.

(d)		Investment Advisory Agreement dated October 15, 1999 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

(e)
Distribution Agreement between Registrant and Quasar Distributors, LLC dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(f)		Bonus or Profit Sharing Contracts – None.

(g)
Custody Agreement between Registrant and U.S. Bank National Association dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(h)		Other Material Contracts.

(1)
Operating Agreement dated June 16, 2003 between Registrant and Charles Schwab & Co, Inc. is herein incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed on April 26, 2004.

(2)
Agreement between Registrant and American Express Financial Advisors, Inc. dated October 11, 1999 is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

(A)
Amendment to Agreement dated February 1, 2000 between Registrant and American Express Financial Advisors, Inc. is herein incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement, filed on April 28, 2000.

(3)
Agreement dated August 11, 2000 between Greenspring Fund and Goldman, Sachs & Co. is herein incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement, filed on May 10, 2001.

(4)
Services Agreement between Registrant, Corbyn Investment Management, Inc., and Charles Schwab & Co., Inc. dated June 16, 2003 is herein incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed on April 26, 2004.

(5)
Confidentiality Agreement between Registrant, Corbyn Investment Management and Charles Schwab & Co., Inc., dated February 15, 2003 is herein incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement, filed on April 24, 2003.

(6)	Form of Mutual Fund Services Agreement between Registrant and Scottrade is herein incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed on April 26, 2004.

(7)
Services Agreement between Registrant and National Financial Services and Fidelity Brokerage Services LLC dated October 13, 2003 is herein incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement, filed on April 26, 2004.

(8)
Services Agreement between Registrant and Corbyn Investment Management, Inc. dated July 1, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(9)
Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(A)
Addendum to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated September 21, 2007 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(10)
Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(11)
Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 28, 2005 is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

(12)	Power of Attorney dated February 11, 2009 (Michael J. Fusting) – Filed herewith.

(13)	Power of Attorney dated February 11, 2009 (Richard Hynson, Jr.) – Filed herewith.

(14)	Power of Attorney dated February 11, 2009 (Charles vK. Carlson) – Filed herewith.

(15)	Power of Attorney dated February 11, 2009 (William Carlson) – Filed herewith.

(16)	Power of Attorney dated February 11, 2009 (Michael O’Boyle) – Filed herewith.

(17)	Power of Attorney dated February 11, 2009 (David Fu) – Filed herewith.

	(18)	Power of Attorney dated February 11, 2009 (Sean Furlong) – Filed herewith.

(i)		Opinion and Consent of Counsel dated April 30, 2009 - Filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm dated April 29, 2009 – Filed herewith.

(k)		Omitted Financial Statements – None.

(l)		Initial Capital Agreements

(1)
Initial Capital Agreement (Daniel R. Long, Jr.) is herein incorporated by reference to Initial Registration Statement, filed on April 25, 1983 and Post-Effective Amendment No. 24 to the Registration Statement filed on April 22, 2002.

(2)
Initial Capital Agreement (Daniel R. Long, III) is herein incorporated by reference to Initial Registration Statement, filed on April 25, 1983 and Post-Effective Amendment No. 24 to the Registration Statement filed on April 22, 2002.

(m)		Rule 12b-1 Plan – None.

(n)		Rule 18f-3 Plan – None.

(o)		Reserved.

(p)		Codes of Ethics.

	(1)	Code of Ethics of the Registrant is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

	(2)	Code of Ethics of the Investment Manager is herein incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement, filed on April 25, 2008.

Item 29.	Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith.  However, if the proceeding is one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of good faith.  This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Under the terms of the Investment Advisory Agreement, the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant or the holders of the Registrant’s shares in connection with the matters related to the Investment Advisory Agreement, provided that nothing in the Agreement shall be deemed to protect or purport to protect the Investment Manager against any liability to the Registrant or to holders of the Registrant's shares to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Investment Manager’s directors, employees or other affiliates of the Investment Manager performing services with respect to the Registrant.

Under the terms of the Distribution Agreement, the Distributor shall indemnify, defend and hold the Registrant and each of its directors, officers, employees, representatives and any person who controls the Registrant within the meaning of Section 15 of the 1933 Act (collectively, the “Fund Indemnitees”), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys’ fees) (“Losses”) that the Fund Indemnitees may sustain or incur or that may be asserted against the Fund Indemnitee by any person (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Distributor, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, or (iii) based upon the Distributor’s refusal or failure to comply with the terms of the Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under the Agreement; provided, however, that with respect to clauses (i) and (ii), above, the Distributor’s obligation to indemnify the Fund Indemnitees shall only be deemed to cover Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to the Distributor and furnished to the Registrant or its counsel by the Distributor for the purpose of, and used in, the preparation thereof.  The Distributor’s agreement to indemnify the Fund Indemnitees is expressly conditioned upon the Distributor being notified of any action or claim of loss brought against the Fund Indemnitees within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Indemnitees, unless the failure to give notice does not prejudice the Distributor; provided, that the failure so to notify the Distributor of any such action shall not relieve the Distributor from any liability which the Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of the Distributor’s indemnity agreement.  The Registrant provides similar indemnifications to the Distributor.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Manager

Corbyn Investment Management, Inc. (the “Investment Manager”) was organized in 1973 and provides investment management to its clients.  The Investment Manager is a registered investment adviser with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Information regarding the business, vocation or employment of a substantial nature of the Investment Manager and its officers is incorporated by reference to the information contained in the Statement of Additional Information of this Registration Statement.

Item 32.	Principal Underwriter

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Internet Fund, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
AIP Alternative Strategies Funds	Kensington Funds
Allied Asset Advisors Funds	Keystone Mutual Funds
Alpine Equity Trust	Kiewit Investment Fund, LLLP
Alpine Income Trust	Kirr Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Artio Global Equity Fund, Inc.	Masters' Select Funds Trust
Artio Global Investment Funds	Matrix Advisors Value Fund, Inc.
Brandes Investment Trust	Monetta Fund, Inc.
Brandywine Blue Fund, Inc.	Monetta Trust
Brazos Mutual Funds	MP63 Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cullen Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Empiric Funds, Inc.	Primecap Odyssey Funds
First American Funds, Inc.	Professionally Managed Portfolios
First American Investment Funds, Inc.	Prospector Funds, Inc.
First American Strategy Funds, Inc.	Purisima Funds
Fort Pitt Capital Funds	Quaker Investment Trust
Glenmede Fund, Inc.	Rainier Investment Management Mutual Funds
Glenmede Portfolios	Rockland Funds Trust
Greenspring Fund, Inc.	Thompson Plumb Funds, Inc.
Guinness Atkinson Funds	TIFF Investment Program, Inc.
Harding Loevner Funds, Inc.	Trust for Professional Managers
Hennessy Funds Trust	Underlying Funds Trust
Hennessy Funds, Inc.	USA Mutuals Funds
Hennessy Mutual Funds, Inc.	Wexford Trust
Hotchkis & Wiley Funds	Wisconsin Capital Funds, Inc.
Intrepid Capital Management Funds Trust	WY Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant

James R. Schoenike	President, Board Member	None

Andrew M. Strnad	Secretary	None

Joe D. Redwine	Board Member	None

Robert Kern	Board Member	None

Eric W. Falkeis	Board Member	None

Susan LaFond	Treasurer	None

Teresa Cowan	Assistant Secretary	None

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant's Investment Manager	Corbyn Investment Management, Inc. 2330 West Joppa Road, Suite 108 Lutherville, Maryland 21093
Registrant's Custodian	U.S. Bank N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant's Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 34.	Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 35 to its Registration Statement meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, and State of Maryland, on the 30th day of April, 2009.

GREENSPRING FUND, INC.

By: /s/ Charles vK. Carlson
Charles vK. Carlson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 35 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Charles vK. Carlson	President, Chief Executive Officer and Chairman of the Board	April 30, 2009
Charles vK. Carlson

William E. Carlson*	Director	April 30, 2009
William E. Carlson

David T. Fu*	Director	April 30, 2009
David T. Fu

Sean T. Furlong*	Director	April 30, 2009
Sean T. Furlong

Michael J. Fusting*	Chief Financial Officer, Sr. Vice President and Director	April 30, 2009
Michael J. Fusting

Richard Hynson, Jr.*	Director	April 30, 2009
Richard Hynson, Jr.

Michael P. O’Boyle*	Director	April 30, 2009
Michael P. O’Boyle

*By: /s/ Charles vK. Carlson
Charles vK. Carlson Attorney-In Fact pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Power of Attorney – Michael J. Fusting	EX-99.h.12
Power of Attorney – Richard Hynson, Jr.	EX-99.h.13
Power of Attorney – Charles vK. Carlson	EX-99.h.14
Power of Attorney – William Carlson	EX-99.h.15
Power of Attorney – Michael O’Boyle	EX-99.h.16
Power of Attorney – David Fu	EX-99.h.17
Power of Attorney – Sean Furlong	EX-99.h.18
Opinion and Consent of Counsel	EX-99.i
Consent of Independent Registered Public Accounting Firm	EX-99.j